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                                                                  EXHIBIT 10.1
                                     [LOGO]

                         Southland Title of San Diego
      5005 Texas Street, Suite 304, San Diego, CA  92108 1-619-542-1988
                              Fax 1-619-295-5128


                              ESCROW INSTRUCTIONS


Escrow Officer: Dawn Hill, CEO
Escrow No.: MV02396D
Open Date:  June 10, 1999

______________________________________________________________________________

     MEMO


Initial Deposit                               $100,000.00**
Balance of Down payment                       $875,000.00

     TOTAL CONSIDERATION                      $975,000.00

**Deposit of $100,000.00 to be deposited into escrow upon execution of escrow instructions and shall be non-refundable if escrow does not close by August 8, 1999, due to Buyer's default. These Escrow Instructions must be executed by the Buyer and returned to Escrow with the Initial Deposit on or before June 23, 1999.

Buyer(s) will cause escrow holder to be handed $975,000.00 at the times set forth in the above memo and any additional funds and instruments required from Buyer(s) to enable escrow holder to comply with these instructions, which escrow holder is to use on or before August 8, 1999 and record any documents called for in this escrow all of which escrow holder may use when escrow holder holds for Buyer(s) a Grant Deed executed by United Leisure Corporation, a Delaware Corporation; and when escrow holder can obtain assurance of title in the form of a Standard Owner's Policy of Title Insurance on said property with liability limited to $975,000.00 on real property in the City of El Cajon, County of San Diego, State of California, described as follows:

Parcel 1: That portion of Tract "S" of Rancho El Cajon, in the County of San Diego, State of California, according to Map of the Subdivision of said Tract "S", recorded in the office of the County Recorder of San Diego County, in Book 170, Page 71 of Deeds AND MORE FULLY DESCRIBED IN EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF.

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SAID LEGAL DESCRIPTION IS HEREBY APPROVED BY THE UNDERSIGNED PRINCIPALS

Showing title vested in: Shuyuan Hsu

Said vesting to be handed to escrow holder with signed escrow instructions. Said vesting shall be inserted on the grant deed even though said deed has been prepared, signed and notarized by the Seller named herein.

Property Address (not verified):

Ridge Hill Road; APN - 398-110-27, 398-110-28, 398-110-72, El Cajon, CA

Free of encumbrance EXCEPT:

     1. General and special real and personal property taxes for the fiscal year 1999-2000

     2. The lien of supplemental taxes, if any assessed pursuant to the provisions of Chapter 3.5 (commencing with Section 75) of The Revenue and Taxation Code.

     3. Assessments and Bonds, not delinquent, having an unpaid balance shall be paid CURRENT with payments not yet due to be assumed by Buyer.

     4. Easements, Rights of Way, Covenants, Conditions, Restrictions and Reservations or Record, or in deed to record.

TITLE:  Buyer shall be provided a current preliminary report covering the
-----
property. Buyer shall provide written notice to Seller of any items reasonably disapproved.

At the close of escrow:

          a) Title to the property shall be transferred by grant deed (or, for stock cooperative, by assignment or stock) and shall include OIL, MINERAL, WATER rights, if currently owned by Seller, unless otherwise agreed in writing.

          b)   Title shall be free of liens, except as provided hereinabove

          c) Title shall be subject to all other encumbrances, easements, restrictions, rights, conditions and other matters, which are either:

               1) Of record and shown in the preliminary report, unless disapproved in writing by Buyer within the time specified hereinabove or

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               2)   Disclosed to or discovered by Buyer prior to the close of
                    escrow, unless disapproved in writing by Buyer within the time specified hereinabove.

Buyer shall be provided a California Land Title Association (CLTA) owner's policy issued by Southland Title of San Diego at Seller's expense.

PRORATIONS to be made on the basis of a 30 day month on items marked ("X") below
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as of close of escrow.

(X) TAXES, on the basis of the latest tax statement, PLUS ANY SUPPLEMENTAL TAXES, IF AVAILABLE, BUT WITHOUT REGARD TO ANY FUTURE SUPPLEMENTAL TAXES INCURRED BY REASON OF REASSESSMENT,

COSTS:  Buyer agrees to pay buyer's usual charges on demand, including but not
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limited to: sub-escrow fee if incurred on buyer's behalf, recording grant deed, buyer's escrow fee, drawing any trust deed and note executed by me, recording and drawing any other document(s) necessary on buyer's part, loan tie-in fee, premium for ALTA-Lender's policy of insurance, if applicable and insurance processing/courier services.

Seller agrees to pay seller's usual charges on demand, including but not limited to: sub-escrow fee if incurred on seller's behalf, premium for Owner's policy of insurance, documentary transfer tax, seller's escrow fee, recording and drawing of any deeds or other documents executed by seller or necessary on seller's part, reconveyance tracking, demand fees, payoff handling and reconveyance fees.

MEMORANDUM - AS A MATTER OF RECORD ONLY, WITH WHICH ESCROW HOLDER IS NOT TO BE
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CONCERNED, LIABLE AND/OR RESPONSIBLE, THE PARTIES HERETO HAVE ENTERED INTO
CERTAIN AGREEMENTS WHICH ARE OUTSIDE OF THE SCOPE OF THESE INSTRUCTIONS, BUT WHICH THEY WISH STATED HEREIN FOR THE RECORD, AS FOLLOWS:

     -Seller agrees to have Motor Homes removed from property prior to the close of escrow.

PERSONAL PROPERTY- The following personal property shall be conveyed with the
-----------------
sale:

     -wood benches
     -mechanical items
     -cooking equipment
     -electric carts

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DISCLOSURE - Buyer and Seller herein acknowledge that they are entering into this transaction without any representation by any licensed California Real Estate Broker. Escrow Holder is accepting this escrow based on the following understandings:

     1)  Role of Escrow Holder - Buyer and Seller acknowledge and are aware that
         ---------------------
Escrow Holder is NOT a licensed Real Estate Broker, is NOT an attorney and is NOT an accountant. The role of Escrow Holder herein is NOT to advise the parties in any way but to comply only with instructions which the parties have specifically provided. Buyer and Seller acknowledge that Escrow Holder has strongly advised them to seek independent legal/tax and/or real estate advice regarding this transaction.

     2)  Legal Requirements - Buyer and Seller acknowledge that California Real
         ------------------
Property law and/or practices impose various requirements directly on the Buyer and Seller in a real estate transaction, including but not limited to such items as smoke detectors, disclosure statements and tax withholding. The parties acknowledge that Escrow Holder shall NOT be involved with any of these items, shall not have any liability for same and that Escrow Holder does not have the expertise to advise the parties regarding same. THE PARTIES WILL SATISFY THEMSELVES INDEPENDENTLY AS TO ANY SUCH ITEMS.

NO PURCHASE AGREEMENT:  The undersigned principals hereby acknowledge that these
----------------------
escrow instructions are the only written and/or oral agreement between them and that there are no licensed real estate agents/brokers involved in this transaction.

LIQUIDATED DAMAGES: BUYER AND SELLER AGREE THAT IF BUYER FAILS TO COMPLETE THIS
-------------------
PURCHASE BY REASON OF ANY DEFAULT OF BUYER:

SELLER SHALL BE RELEASED FROM OBLIGATION TO SELL THE PROPERTY TO BUYER.

SELLER SHALL RETAIN, AS LIQUIDATED DAMAGES FOR BREACH OF CONTRACT, THE DEPOSIT ACTUALLY PAID. HOWEVER, THE AMOUNT RETAINED SHALL BE NO MORE THAN 3% OF THE PURCHASE PRICE IF PROPERTY IS A DWELLING WITH NO MORE THAN FOUR UNITS, ONE OF WHICH THE BUYER INTENDS TO OCCUPY AS HIS/HER RESIDENCE. ANY EXCESS SHALL BE PROMPTLY RETURNED TO BUYER.

BUYER AND SELLER SHALL SIGN RECEIPT FOR INCREASED DEPOSIT/LIQUIDATED DAMAGES (CAR FORM RID 11) FOR INCREASED DEPOSIT.

IN THE EVENT OF A DISPUTE, FUNDS NOT DEPOSITED IN TRUST ACCOUNTS OR IN ESCROW ARE NOT RELEASED AUTOMATICALLY AND REQUIRE MUTUAL SIGNED RELEASE INSTRUCTIONS FROM BOTH BUYER AND SELLER, JUDICIAL DECISION OR ARBITRATION AWARD.

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(        )  BUYERS INITIALS                        (        )  SELLERS INITIALS

THE FORGOING TERMS, CONDITIONS AND/OR INSTRUCTIONS TOGETHER WITH THE GENERAL PROVISIONS ARE CONCURRED IN, APPROVED AND ACCEPTED BY THE UNDERSIGNED PARTIES AS EVIDENCED BY SIGNATURES BELOW.

BUYER OR ASSIGNEE SIGNATURES:       SELLER'S SIGNATURES:
                                    United Leisure Corporation, a Delaware
                                    Corporation



___________________________              By:__________________________
Shuyaun Hsu

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GENERAL PROVISIONS
------------------

IT IS MUTUALLY UNDERSTOOD AND AGREED TO BY ALL PARTIES OF THIS ESCROW, JOINTLY AND SEVERALLY, THAT:

1)  DEFINITIONS

ESCROW:  The Escrow Holder shall be limited to the safekeeping of money,
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instruments or other documents received by Escrow Holder and for the disposition of them in accordance with the written instructions accepted by Escrow Holder.

OPENING OF ESCROW:  Opening of escrow shall be deemed the date of receipt, by
-----------------
Escrow Holder of signed escrow instructions by all parties. Until all escrow instructions are received, the escrow is simply a depository and any documents or funds will be returned to the parties upon a unilateral request by them.

All instructions may be executed in counterparts, each shall be deemed an original regardless of the date executed and delivered, and said counterparts shall constitute one and same instrument.

No notice, demand, or change of instructions shall be of any effect unless given to Escrow Holder in writing and approved by all parties affected by same.

CLOSE OF ESCROW:  The close of escrow, unless otherwise instructed specifically
----------------
elsewhere herein, shall be deemed the date the documents deposited in this escrow are recorded/delivered.

If the conditions of this escrow have not been complied with at the time provided for in these instructions, you are nevertheless to complete this escrow as soon as the conditions (except as to time) have been complied with, unless a written demand for the return of money and/or instruments by a party to this escrow is received by you prior to the recording/delivery of any instrument provided for in these instructions.

ESCROW DEPOSIT:  Deposit all funds in connection with this transaction in an
---------------
"Escrow Trust Account" with any bank insured by an agency of the United States Government, without any liability for interest. All disbursements shall be made by check of Escrow Holder drawn on said account. Escrow Holder shall not be obligated to identify or to guarantee the signature of any payee on said checks. Checks of Escrow Holder not presented for payment within three months of issuance may be subject to a $10.00 service charge for any replacement check requested.

2)  DUTIES AND PROCEDURES

VALIDITY OF DOCUMENTS:  Except as otherwise provided herein, Escrow Holder shall
---------------------
not be held liable for the sufficiency or correctness as to form, manner of execution or the validity of any instrument deposited in this escrow, or as to the identity, authority or rights of any person executing

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the same, or for failure to comply with any of the provisions, of any agreement, or other instrument filed herein or referred to herein. Nor shall Escrow Holder be liable or responsible for forgeries or false impersonation, in connection with these instructions or instruments.

PRELIMINARY REPORT:  Escrow Holder is authorized and Instructed to order from
------------------
the title company a preliminary report.

SUB ESCROW: Escrow Holder is authorized and instructed to utilize the services
-----------
of a sub-escrow agent, within the scope of Section 1738.4,5 of the California Administrative Code, as a depository for funds and/or documents prior to close of escrow, if necessary.

COPIES OF INSTRUCTIONS:
-----------------------
Escrow Holder is authorized and instructed to furnish information from this escrow to lenders and/or brokers as may be requested by them, including, but not limited to copies of all instructions, preliminary report and closing statements relating to their respective clients.

RECORD/DELIVER DOCUMENTS:  Escrow Holder is authorized and instructed to record
-------------------------
any documents delivered through this escrow, the recording of which is necessary or proper in the issuance of the requested policy of title insurance.

DEMANDS:  Escrow Holder is authorized and instructed to request and pay, from
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the proceeds of escrow, all demands for encumbrances of record on said property except those which are to remain a lien at the close of escrow. Seller will be required to continue to make payments on existing loan(s) prior to close of escrow.

DESTRUCTION OF FILES: Escrow Holder is authorized and Instructed to destroy or
---------------------
otherwise dispose of any and all documents, papers, instructions, correspondence and other material pertaining to this escrow at the expiration of FIVE (5) years from the date of the close of escrow or the cancellation of this escrow, without liability and without further notice to the parties hereto.

3)  COSTS/FUNDS

FEES/EXPENSES:  Parties to this escrow understand that the fees agreed to be
--------------
paid for Escrow Holder's services, are for ordinary and usual services only and should there be any extraordinary or unusual services rendered by Escrow Holder, the parties agree to pay reasonable compensation for said services. In the event, at Escrow Holder's discretion, it becomes necessary to use the services of third parties to comply with escrow instructions in a timely manner, the party to whose benefit the services were rendered shall be responsible for reimbursing Escrow Holder.

CANCELLATION FEES: Parties to this escrow understand that in the event this
------------------
escrow is canceled, Escrow Holder is entitled compensation for such services as Escrow Holder has rendered and reimbursement of expenses to third parties in connection with this escrow.

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FAILURE TO PAY FEES/EXPENSES: In the event of failure to pay fees and expenses
-----------------------------
due Escrow Holder, on demand, parties agree to pay a reasonable fee for any attorney's services which may be required to collect such fees or expenses.

RETAINED FUNDS:  Escrow Holder shall make a good faith effort to return any
---------------
funds abandoned or remaining unclaimed after the close or cancellation of escrow, by requesting agreement of all parties as to its disbursement. In the event parties do not agree, or are unavailable to agree to disbursement of said funds then remaining, Escrow Holder is to assess a monthly holding fee of $25.00 for each month after close or cancellation of escrow that said funds remain in escrow, beginning 90 days after close or cancellation of escrow. After THREE (3) years the then remaining balance of funds may escheat to the State of California.

ASSEMBLY BILL 512:  Assembly Bill 512 became effective January 1, 1990. Although
------------------
this Bill is directed to the regulation of Title Insurers, it directly affects the closing of your escrow. This law mandates that all funds payable to a title insurer be collected and available for withdrawal prior to recordation and disbursement. Three primary categories of availability have been established and are briefly outlined below:

1. SAME DAY AVAILABILITY: Funds deposited by cash or electronic payment are available for disbursement immediately upon receipt. However, it may be necessary to wire funds one business day prior to recording date to allow for wiring time limitations. (Although cash is a good form of funding, it is not the policy of Southland Title Escrow to accept cash to close an escrow.)

2. NEXT DAY AVAILABILITY: Cashier's checks, (whether in or out of state), certified checks, teller checks, and/or checks drawn by an insured financial institution against an insured financial institution may be disbursed the day after they have been deposited.

3. CREDIT TO ACCOUNT: (Allow 3 to 7 business days) Personal checks, private corporation checks, escrow checks, and drafts may be disbursed when they are actually credited to the account they are deposited.

If you elect to wire funds to escrow or title, please contact Southland Title Escrow regarding information to do so. The parties hereby authorize Escrow Holder to release funds to the title company designated in this escrow, for payment of demands and costs, or clearance of funds to pay same, prior to the recordation of the documents, if necessary, or required to effect the closing of this escrow in compliance with Assembly Bill 512. Parties are aware that, depending on the method of funding used by a new lender, there may be charges for interest on the new loan made for days after funding but prior to recordation of the documents. The clearance of funds requirements may result in the paying of extra interest on any payoffs or obligations until funds are cleared by the title company.

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Escrow Holder is instructed to close this escrow only when the Title Company is in compliance with AB 512, and is in a position to immediately disburse funds to escrow in sufficient time to meet their closing date requirements and comply with this provision. Any concurrent closings will require that the same Title Company be used in all transactions.

It is the Buyer's/Borrower's responsibility to ascertain the type of "funds transfer" being utilized. The Buyer/Borrower acknowledges that failure to provide good funds in accordance with the aforementioned, may cause significant delays in recording or closing their transaction. Escrow Holder is instructed to charge any actual costs relating to deposits, to the account of the party benefitting from the deposit.

4)  LIMITATION OF LIABILITY

CONFLICT ON INSTRUCTION:  Should Escrow Holder before or after close of escrow
------------------------
receive or become aware of any conflicting demands or claims with respect to this escrow, the rights or obligations of any of the parties or any money or property deposited or affected, Escrow Holder shall have the right to discontinue further performance on Escrow Holder's part until the conflict is resolved to Escrow Holder's satisfaction. In addition, Escrow Holder shall have the right to commence or defend any action or proceeding Escrow Holder deems necessary for the determination of the conflict. A conflict shall be deemed to be Escrow Holder's receipt of unilateral instructions or mutual instructions from some, but not all parties of the escrow or any third party.

CONTROVERSY BETWEEN PARTIES:  Should any controversy arise between the parties
----------------------------
to this escrow with any third person, Escrow Holder shall not be liable to take action of any kind, but may withhold all moneys, securities, documents or other items deposited into escrow until the controversy has been resolved by agreement of the parties or by a final judgment.

INTERPLEADER:  In the event of controversy, Escrow Holder has the absolute right
-------------
to file an action in interpleader, requiring the parties to answer and litigate their rights and claims between themselves and Escrow Holder is authorized to deposit with the clerk of the court any funds, property or documents held by Escrow Holder. In the event of an interpleader action, the parties agree to pay Escrow Holder all cancellation charges and costs, expenses and reasonable attorney's fees which Escrow Holder incurs in the interpleader action, the amount to be fixed and judgment entered by the court. Upon the filing of the action, Escrow Holder shall be fully released and discharged from all obligations and duties imposed by the terms of this escrow.

REIMBURSEMENT OF ATTORNEY'S FEES:  In the event any action is commenced to
---------------------------------
determine a conflict or otherwise to enforce or declare the provisions of these instructions or to rescind them, including but not limited to an action of interpleader or legal advice is sought by Escrow Holder with respect to a conflict or any matter related to these instructions or this escrow, whether or not an action is actually commenced, the parties to this escrow agree, jointly and severally, to pay all of Escrow Holder's cost, damages, judgments and expenses, including attorney's fees, incurred by Escrow Holder in connection with same.

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USURY:  Escrow Holder is not to be concerned with any question or issue relating
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to usury in any encumbrances involved in the processing of this escrow and the parties hereby release Escrow Holder through the processing of this escrow.

INCORRECT DEMAND: Escrow Holder is not liable for the accuracy of any demand
-----------------
received by Escrow Holder through the processing of this escrow.

GOVERNMENTAL REGULATION:  Escrow Holder shall not be concerned with giving any
------------------------
disclosures required by Federal or State Law, including, but not limited to, any disclosure required under Regulation Z pursuant to the Federal Consumer Protection Act, the effect of any Zoning Laws, Ordinances or Regulations affecting any property described in this escrow. Each party agrees to indemnify and hold Escrow Holder harmless by reason of any misrepresentations or omission by such party or the failure of such parties to comply with the rules and/or regulations of any governmental agency, State, Federal, County, Municipal or otherwise. Parties to this escrow have satisfied themselves or will satisfy themselves prior the close of escrow that this transaction is not a violation of the Subdivision Map Act or any other law relating to land division and Escrow Holder is relieved of all responsibility and/or liability in connection with same, is not to be concerned with the enforcement of said laws and the parties, jointly and severally, agree to hold Escrow Holder harmless by reason of any such violation.

PHYSICAL INSPECTION:  Escrow Holder shall make no physical inspection and/or
--------------------
representation of the real and/or personal property described in any document deposited herein.

DEPOSIT RECEIPT/PURCHASE AGREEMENT:  Whether or not Escrow Holder is presented
-----------------------------------
with or is made aware of the contents of the Deposit Receipt and/or Purchase Agreement relating to this transaction, it is understood that Escrow Holder is not to be concerned with same. Except as otherwise provided herein, such provisions are for informational purposes only and are not part of the escrow instructions. Escrow Holder is not liable for the enforcement of same and each party agrees to hold Escrow Holder harmless by reason of any such violation of said provisions by such party to this escrow.

5)  DISCLOSURES:

Escrow Holder makes the following additional disclosures and representation of our responsibility with regards to same.

1099:  Pursuant to terms and conditions contained in the Tax Reform Act of 1986
-----
effective January 1, 1987, SOUTHLAND TITLE CORPORATION is required to report all real estate sales to the Internal Revenue Service. The seller(s) herein are required by law to provide SOUTHLAND TITLE CORPORATION with their correct taxpayer identification number by completing 1099-S form provided. If the seller(s) do not provide SOUTHLAND TITLE CORPORATION with their correct taxpayer identification number, said seller(s) may be subject to civil or criminal penalties imposed by law. Parties are aware that this requirement is an imposed condition to the close of the subject

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

escrow, and hereby acknowledge that the closing of this escrow cannot transpire until the 1099-S is duly completed where indicated and executed by the seller(s). In the event of a division of interest in the subject property, a 1099-S shall be required from all vested persons or entities.

COMPREHENSIVE NATIONAL ENERGY POLICY ACT:
-----------------------------------------

(1) Pursuant to The Comprehensive National Energy Policy Act of 1992 buyer and seller are required to exchange Taxpayer Identification Numbers (TIN) when the seller is providing financing on residential property, irrespective of the lien position. It is the responsibility of the buyer and seller to provide the IRS with the TIN of the party to whom interest is paid or received.

(2) Commencing 1-1-93 Escrow Holder is required to report on form 1099-S an amount equivalent to the tax reimbursement to the sellers of residences at the time of closing (Home Sale Tax Fairness Act of 1992).

PRELIMINARY CHANGE OF OWNERSHIP:  Effective July 1, 1985: A completed Change of
--------------------------------
Ownership report is required for all property transfers. A $20.00 fee is charged if the completed form is not filed at the time of recording. In addition, the Assessor is required to mail out the form if it has not been filed. This form is for official use of the Assessor, only, and is not open to public inspection. For further information, call the Assessor's office in the county in which the property is located. Buyer hereby acknowledges receipt of the Preliminary Change of Ownership Report, and will deliver the completed form to escrow at least 3 days prior to the recording of this transaction.

Southland Title Corporation is held harmless as to any liability relating to the completion of the Preliminary Change of Ownership Form, but agrees to submit said Form to the title company. If said form is rejected by the Recorder, you are to charge the account of the Buyer for said additional recording. A Preliminary Change of Ownership questionnaire after escrow has closed must be completed and returned to the Assessor's Office within 45 days of receipt.

CALFIRPTA:  Buyer is hereby notified of withholding provisions of California
----------
Revenue and Taxation Code Sections 18662 and 18666, applicable to certain sales of California real estate by non-resident sellers. Parties are aware that completion, by the seller, of California Form 590RB is an imposed condition to close this escrow. In the event Escrow Holder is required to withhold from seller's proceeds, parties agree to execute specific instructions with regards to same. More information regarding this law can be obtained from the State of California Franchise Tax Board. Call (916) 845-4900.

FEDERAL-FIRPTA:  Internal Revenue Code Section 1445 places special requirements
---------------
for tax reporting and withholding on the parties to a real estate transaction where the transferor (seller) is a non-resident alien or non-domestic corporation or partnership or is a domestic corporation or partnership controlled by non-residents or non-resident corporations or partnerships. The parties to this transaction are seeking an attorney's, accountant's or other tax specialist's opinion concerning the effect of this Act on this transaction and are not acting on any statements made or omitted by the

Escrow Holder. Parties are aware that completion, by seller, of a Certificate of Non-Foreign Status is an imposed condition to close this escrow. In the event Escrow Holder is required to withhold from Seller's proceeds, parties agree to execute specific instructions with regards to same.

TAXING PROCEDURES: Due to the passage of the Jarvis-Gann Initiative, taxing
------------------
procedures have become uncertain. Southland Title Corporation is under no duty to investigate the tax bill. Prorations can only be made on tax amounts that are known by Southland Title Corporation prior to the close of escrow. Seller agrees to furnish Escrow Holder with any Supplemental Tax Bill that Seller has received, during the term of escrow. Seller may receive a Supplemental Tax Bill, due to reassessment while Seller owned the property. This may be a general additional tax, an increase because Seller has completed construction on the property, because of Seller's purchase of the property, or other reason. Seller agrees to pay any known Supplemental Tax described above, assessed against Seller or their predecessors, through the escrow, at close, or directly to the Assessor if the bill is received by Seller after the close of escrow. Buyer acknowledges that Buyer will received a Supplemental Tax Bill due to their purchase of the property. This assessment will be paid by Buyer, directly to Assessor, upon its term.

6)  MISCELLANEOUS INSTRUCTION

PREVAILING INSTRUCTION:  All parties agree and acknowledge that in the event
-----------------------
specific instructions agreed upon conflict with the General Provisions, the Specific Instructions will prevail.

TERMINATION OF AGENCY OBLIGATION:  If there is no action taken on this escrow
---------------------------------
within six (6) months after the "time limit date" as set forth in the escrow instructions or any written extension, Escrow Holder's agency obligation shall terminate at Escrow Holder's option and all documents, moneys or other items held by Escrow Holder shall be returned to the parties depositing same.

In the event of cancellation of this escrow, whether at the request of any of the parties or otherwise, the fees and charges due Escrow Holder, including expenditures incurred and/or authorized shall be borne by the parties, jointly and severally and will be withheld from any moneys then held by Escrow Holder at the time of termination/cancellation of escrow.

LEGAL EFFECT:  Parties are aware that the effect of this transaction may impact
-------------
on their legal rights to the subject real property and tax liabilities. Therefore, Escrow Holder hereby advises all parties to this escrow to consult with independent counsel and/or accountant before signing these escrow instructions and any documents pertinent to this escrow. Parties acknowledge the above and hereby agree to hold Escrow Holder harmless for any such legal or tax losses resulting from this transaction.

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

NOTICES
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SOUTHLAND TITLE CORPORATION CONDUCTS ESCROW BUSINESS AND IS LICENSED UNDER
CERTIFICATE OF AUTHORITY NO. 381 ISSUED BY THE STATE OF CALIFORNIA, DEPARTMENT OF INSURANCE.

IMPORTANT: IN A PURCHASE OR EXCHANGE OF REAL PROPERTY, IT IS ADVISABLE TO OBTAIN TITLE INSURANCE IN CONNECTION WITH THE CLOSE OF ESCROW SINCE THERE MAY BE PRIOR RECORDED LIENS AND ENCUMBRANCES WHICH AFFECT YOUR INTEREST IN THE PROPERTY BEING ACQUIRED. A NEW POLICY OF TITLE INSURANCE SHOULD BE OBTAINED IN ORDER TO INSURE YOUR INTEREST IN THE PROPERTY THAT YOU ARE ACQUIRING.

BUYER OR ASSIGNEE SIGNATURES:         SELLER'S SIGNATURES:
                                      United Leisure Corporation, a Delaware
                                      Corporation



___________________________                   By:__________________________
Shuyaun Hsu

                                     [LOGO]

                          Southland Title of San Diego
     5005 Texas Street, Suite 304, San Diego, CA  92108 1-619-542-1988
                              Fax 1-619-295-5128

August 7, 1999

Escrow Officer:     Dawn Hill, CEO
Escrow Number:      MV02396D
Title Order No.:    30-81439-31
Title Company:      Southland Title of San Diego

Property Address: Vacant Land-Ridge Hill Road APN - 398-110-27, 398-110-28, 398-110-72, El Cajon, CA



                        AMENDMENT TO ESCROW INSTRUCTIONS

Previous instructions in the above numbered escrow are hereby modified and/or supplemented in the following particulars only:

BUYER ASSIGNMENT: The undersigned Buyer hereby designates Shih Ching Chiang to succeed me as the substituted Buyer of the Real Property described in Escrow Instructions dated June 10, 1999, under the above referenced number. I hereby assign to Shih Ching Chiang all of the rights and obligations created by Shuyuan Hsu, as set forth in said Escrow Instructions. No consideration is due me for assigning all of my interest in said escrow as herein provided.

The undersigned Shih Ching Chiang hereby accepts said designation as substitute Buyer in this escrow. I acknowledge that I have read and hereby approve and accept Escrow Instructions dated June 10, 1999. 1 will hand you all funds and documents required of me as provided for in said Escrow Instructions and I will be bound by all of the terms and conditions as set forth therein. All rights and obligations of said Escrow Agreement will inure to me as the Assignee of Shuyuan Hsu. Escrow Holder is instructed to vest title to the real property as follows:

Shih-Ching Chiang, a married man as his sole and separate property.

The undersigned Seller hereby concurs in and consents to the Assignment of all the rights and obligations of Shuyuan Hsu to Shih Ching Chiang. I will hand you the Grant Deed vesting title as required herein above, or Escrow Holder is instructed to reflect the above vesting over signatures on the previously executed Grant Deed. I will accept documents, funds and any other items due me at close of this escrow from Shih Ching Chiang as the Substituted Buyer in this escrow.

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

ALL OTHER TERMS AND CONDITIONS REMAIN IN FULL FORCE AND EFFECT.

BUYER(S):


__________________________________________
Shuyuan Hsu


ASSIGNEE(S):


__________________________________________
Shih Ching Chiang


SELLER(S):



By:__________________________________________________
   United Leisure Corporation, a Delaware Corporation

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